Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
Note 11 – Subsequent events
The Company has evaluated subsequent events since November 12, 2021, the date on which these financial statements were issued. Based upon this evaluation, it was determined that no
subsequent events occurred that require recognition or disclosure in the financial statements.

Note 17 – Subsequent events
The Company has evaluated subsequent events through March 18, 2021, the date on which these financial statements were issued, and identified the below item for discussion.
2021 Credit Agreement
On February 8, 2021, the Company entered into a new secured credit agreement (the “2021 Credit Agreement”). Proceeds were used to pay in full all outstanding loans and terminate all lending commitments under the 2016 Credit Agreement.
The 2021 Credit Agreement provides for (i) initial term loans in an aggregate principal amount of $300 million (the “Initial Term Loans”), (ii) delayed draw term loans in an aggregate principal amount of $50 million (the “Delayed Draw Term Loans”), and (iii) revolving credit loans in an aggregate principal amount of $40 million (the “Revolving Credit Loans”). The Delayed Draw Term Loans will be available to the Company at any time prior to February 8, 2023, subject to certain conditions.

The Initial Term Loans and Delayed Draw Term Loans will bear interest, at the Company’s option, at the rate of (x) with respect to Eurocurrency Rate Loans (as defined in the 2021 Credit Agreement), the Adjusted Eurocurrency Rate (as defined in the 2021 Credit Agreement) with a 1.0% floor, plus 6.50% per annum, or (y) with respect to Base Rate Loans (as defined in the 2021 Credit Agreement), the Base Rate (as defined in the 2021 Credit Agreement) plus 5.50% per annum. The Revolving Credit Loans will bear interest, at our option, at the rate of (x) with respect to Eurocurrency Rate Loans, the Adjusted Eurocurrency Rate plus 4.00% per annum, or (y) with respect to Base Rate Loans, the Base Rate plus 3.00% per annum. The Initial Term Loans and Delayed Draw Term Loans amortize at a rate of 1.00% of the aggregate principal amount of Initial Term Loans and Delayed Draw Term Loans outstanding, payable in consecutive quarterly installments, beginning on June 30, 2021.
The Initial Term Loans, Delayed Draw Term Loans and Revolving Credit Loans are each scheduled to mature on the earlier of February 16, 2026 and or six months prior to maturity of our Debentures due in December 2024. The Initial Term Loans and Delayed Draw Term Loans may be voluntarily repaid at any time, but may be subject to a prepayment premium. The Initial Term Loans and Delayed Draw Term Loans are required to be repaid under certain circumstances, including with Excess Cash Flow (as defined in the 2021 Credit Agreement), the proceeds of an Asset Sale or Casualty Event (each as defined in the 2021 Credit Agreement) and the proceeds of certain refinancing indebtedness.
The obligations under the 2021 Credit Agreement are secured by substantially all of the Company’s assets. The 2021 Credit Agreement contains customary affirmative and negative covenants as well as a financial maintenance covenant that requires the Loan Parties to maintain a First Lien Net Leverage Ratio of less than or equal to 7.00 to 1.00, tested at the end of each fiscal quarter.
The Company incurred closing fees of $8.0 million in connection with the entry into the 2021 Credit Agreement. These fees will be amortized over the full term of the 2021 Credit Agreement.
In February 2021, a loss on debt extinguishment of $7.2 million was recognized in connection with the retirement of the 2016 Credit Agreement.
Stock and option awards
On February 16, 2021, the Company issued an additional 1.1 million time-based options and 0.3 million performance/market-based restricted stock units to its employees under the 2019 Plan.